UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) August 27, 2002


                         Commission File Number 0-33215


                                EMPS CORPORATION
               ---------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           NEVADA                                          87-0617371
--------------------------------         ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


                 875 Donner Way, Unit 705, Salt Lake City, Utah
                 ----------------------------------------------
                    (Address of principal executive offices)

                                      84108
                                    ---------
                                   (Zip Code)


                                 (801) 582-1881
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

ITEM 5 - OTHER EVENTS

                       RESTATEMENT OF FINANCIAL STATEMENTS

On April 26, 2002 and May 7, 2002, EMPS Corporation (referred to herein as the "Company") filed preliminary and definitive proxy statements, respectively, on Form 14-A in connection with its then planned business combination with Caspian Services Group Ltd. (referred to herein as "Caspian"). Included in those proxy statement filings were the financial statements of Caspian as of December 31, 2001 and 2000, the year ended December 31, 2001, and for the period from December 22, 1999 (inception date) through December 31, 2000.

The Caspian business combination was approved by the Company's shareholders on May 29, 2002 and closed on July 30, 2002.

Subsequent to the filing of the definitive proxy statement, it was determined that the Caspian financial statements referred to above require restatement to reflect the consolidation of Caspian's 54% ownership interest in "Bauta", an entity organized for the purpose of owning and operating a water desalinization plant in the port of Bautino, on the Caspian Sea in Kazakhstan. Caspian's investment in Bauta was accounted for under the equity method of accounting in the financial statements included in the proxy statements referred to above.

Un-audited information as to the financial position and results of operations of Bauta consisted of the following as of and for the periods ended December 31, 2001 and 2000:

                                 December 31, 2001          December 31, 2000
                                 -----------------          -----------------
         Assets                 $        2,909,000          $       3,027,000
         Liabilities            $        4,719,000          $       4,550,000

         Net loss               $        (353,000)          $        (222,000)


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

Caspian is currently in the process of revising its 2001 and 2000 financial statements to reflect Bauta's consolidation and plans to file both the financial statements and the related independent auditors report within 60 days from the consummation of the business combination (September 30, 2002). During and upon completion of the aforementioned exercise, the Company intends further evaluate the ultimate impact of this restatement on the previously filed proxy statements, shareholders' vote, and related business combination. Further public disclosure will follow documenting the outcome of this evaluation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 EMPS CORPORATION

Date: August 26, 2002

                                                 By:     /s/ Louis Naegle
                                                      --------------------------
                                                      Louis Naegle, President



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